IMPAIRMENT TESTING	12 Months Ended
Dec. 31, 2017
Disclosure of information for impairment loss recognised or reversed for individual asset or cash-generating unit [abstract]
IMPAIRMENT TESTING
NOTE 8 – IMPAIRMENT TESTING

As of 31 December 2017, Management performed an impairment test of the recoverable amount of significant assets within the cash-generating unit — the Tanker Segment.

The recoverable amount of the Tanker Segment was based on its value in use.

Management concluded that the impairment test did not provide the basis for any impairment or reversal of the impairment recorded in 2016, as the value in use was materially equivalent to the carrying amount.

The assessment of the value in use of the Tanker Segment was based on the present value of the expected future cash flows. The freight rate estimates in the period 2018-2020 are based on the Company's business plans. Beyond 2020, the freight rates are based on TORM's 10-year historical average rates, amended to reduce strong rates in 2008, and also adjusted for inflation. The approach used for long-term freight rates outlined above represents a change in estimates, as in previous years the long-term freight rates have been based on the 10-year historical average rates from Clarksons .

From the year ended 31 December 2017 and going forward TORM has decided to use its own historical average rates, rather than the ones from Clarksons, as it has been concluded, following detailed analysis, that they are better estimates of the future earnings potential of TORM as they reflect TORM's actual trading pattern and routes which differ to the benchmarks used by Clarksons, in addition to reflecting operating efficiencies that TORM is able to achieve due to the size and interdependency of its fleet. TORM has historically continuously performed at or higher than the Clarksons benchmark.

The effect of the change in estimate of long-term freight rates on the year end impairment test was to significantly increase the value in use of the Tanker Segment, as of 31 December 2017. However, if the lower Clarksons rates were applied instead of TORM's the impairment charge arising in the current year would have been capped at USD 20m based on the fair value less cost to sell of the Tanker Segment, as indicated by a range of market valuations from independent shipbrokers.

The discount rate used in the value in use calculation is based on a Weighted Average Cost of Capital (WACC) of 8.7% as of 31 December 2017 (2016: 8.8%, 2015: 8.3%) . WACC is calculated by using a standard WACC model in which cost of equity, cost of debt and capital structure are the key parameters.

As of 31 December 2017, the amended 10-year historical average spot freight rates used in the value in use calculation are as follows:

•          LR2 USD/day 17,216 (2016: USD/day 20,176, 2015: USD/day 21,975)
•          LR1 USD/day 16,445 (2016: USD/day 17,124, 2015: USD/day 18,900)
•          MR USD/day 15,794 (2016: USD/day 15,118, 2015: USD/day 16,948)
•          Handysize USD/day 14,416 (2016: USD/day 15,203, 2015: USD/day 17,868)

Operating expenses and administrative expenses are estimated based on TORM's business plans for the period 2018-2020. Beyond 2020, operating expenses are adjusted for 3% (2016: 2%) inflation and administrative expenses are adjusted for 2% inflation (2016: 2%).

The product tankers are expected to generate normal income for 25 years from delivery from the shipyard. Given the current age profile of the tanker fleet, the average remaining life would be approximately 14 years.

The calculation of the value in use is sensitive to changes in the key assumptions which are related to the future development in freight rates, the WACC applied as discounting factor in the calculations and the development in operating expenses. All other things being equal, the sensitivities to the value in use have been assessed as follows:

•      A decrease/increase in the tanker freight rates of USD/day 1,000 would result in in a decrease/increase in the value in use of USD 241m.
•      An increase/decrease in WACC of 1.0% would result in a decrease/increase in the value in use of USD 100-112m.
•      An increase/decrease in operating expenses of 10.0% would result in a decrease/increase in the value in use of USD 187m.

However, if the downside sensitivities outlined above had been applied to the impairment test as of December 31 2017, the impairment charge arising in the current year would have been capped at USD 20m based on the fair value less cost to sell of the Tanker Segment, as outlined above. If the upside sensitivities outlined above had been applied,  the impairment reversal would have been capped at USD 159m being the impairment charge applied to the Group's vessels in 2016 adjusted for the impact of the incremental depreciations that would have been charged during the year and vessel disposals during 2017.

As outlined above, the impairment test has been prepared on the basis that the Company will continue to operate its vessels as a fleet in the current set-up. The market value based on broker values of TORM's vessels including the order book and chartered in vessels was USD 1,672m, which is USD 20 m below the carrying amount.